UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2010
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-12084 (Commission File Number)	34-1559357 (IRS Employer identification No.)

300 Madison Avenue
Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 325-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 10, 2010, Libbey Inc. issued a press release announcing certain strategic changes to management roles. A copy of that press release is being furnished under Item 7.01 of this Current Report on Form 8-K as Exhibit 99.1. Some of the information included in Exhibit 99.1 has not previously been reported to the public.
     This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section unless Libbey Inc. specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, Libbey Inc. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Financial Statements and Exhibits.
Exhibit
99.1	Press Release, dated June 10, 2010, announcing strategic changes to management roles.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

LIBBEY INC. Registrant
Date: June 10, 2010	By:	/s/ Susan A. Kovach
Susan A. Kovach
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release, dated June 10, 2010, announcing strategic changes to management roles.